U.S. Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   July 21, 2004

Roberts Realty Investors, Inc.
(Exact name of Registrant as specified in charter)

Georgia	001-13183	56-2122873
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

450 Northridge Parkway, Suite 302, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

(770) 394-6000
Registrant's Telephone Number, including Area Code

Item 5.  Other Events and Required FD Disclosure.

        Roberts Realty Investors, Inc. is filing this Current Report on Form 8-K to file with the SEC the press release regarding the approval at its annual meeting of shareholders on July 21, 2004 of the proposed amendment to its articles of incorporation that (a) increased the stock ownership limitation of Charles S. Roberts, the company’s Chairman of the Board of Directors, President and Chief Executive Officer, from 25% to 35% of the outstanding shares of common stock, and (b) decreased the stock ownership limitation for all other shareholders of the company from 6% to 3.7% of the outstanding shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1.

        The form of the amendment to Roberts Realty’s articles of incorporation was included in Roberts Realty’s definitive proxy materials filed with the SEC on June 15, 2004.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Not Applicable
        (b)   Not Applicable
        (c)   Exhibits:

                Exhibit Number                  Description

                 99.1                                     Press Release dated July 21, 2004.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: July 23, 2004	By: /s/ Greg M. Burnett Greg M. Burnett Chief Financial Officer

Exhibit Index

        Exhibit Number                  Description

             99.1                                  Press Release dated July 21, 2004.

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